Exhibit 32.4
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned, Thomas J. Fernandes, Principal Financial Officer of GreenHaven Commodity Services LLC, the Managing Owner of the GreenHaven Continuous Commodity Index Master Fund, hereby certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The GreenHaven Continuous Commodity Index Master Fund Quarterly Report on Form 10-Q for the period ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the GreenHaven Continuous Commodity Index Master Fund.

Date: November 8, 2011	/s/ Thomas J. Fernandes
Thomas J. Fernandes
Principal Financial Officer

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